UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 11, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)


       Delaware                           0-22624               05-0473908
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(State or other jurisdiction of        (Commission           (IRS Employer
incorporation or organization)         File Number)          Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                                   19061
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

As previously disclosed in the Annual Report on Form 10-K for 2004 of Foamex International Inc. (the "Company"), the Company was the subject of an informal inquiry by the United States Securities and Exchange Commission (the "SEC") relating to the Company's internal controls.

The Company today announced that it has consented to the entry of an order by the SEC requiring the Company to cease and desist from committing or causing any violations of the books and records, internal control and reporting provisions of the Securities Exchange Act of 1934, as well as quarterly reporting regulations under that act. The order also requires the Company to undertake a process, with the assistance of a special consultant, to remediate any material weakness or significant deficiency in its internal control over financial reporting identified by the Company or its auditor. The Company consented to the entry of the order without admitting or denying the findings in the order.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2005

                                        FOAMEX INTERNATIONAL INC.


                                        By:      /s/ K. Douglas Ralph
                                                 -------------------------------
                                        Name:    K. Douglas Ralph
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer